Exhibit 99.1

                   Unify and Halo Announce Acquisition Update;
                          On Track for September Close


    SACRAMENTO, Calif.--(BUSINESS WIRE)--July 5, 2006--Unify Corp. (OTCBB:UNFY) and HALO Technology Holdings, Inc. (OTCBB:HALO) today announced amended terms to the merger agreement announced March 14, 2006. The amendments, which have been approved by the boards of directors of both Unify and HALO, change the exchange ratio such that each share of Unify's outstanding common stock immediately prior to the completion of the merger will be converted into 0.595 shares of HALO common stock, with an aggregate of approximately 17.5 million shares of HALO common stock to be issued to Unify stockholders at completion of the merger.
    Additional amendments to the merger agreement eliminate a Unify closing condition related to the common stock conversion of certain outstanding HALO derivative securities; add a provision allowing HALO to terminate the merger agreement and adjust the purchase price if Unify's cash on hand at the effective time of the merger is less than $2.1 million; and provide that Unify may terminate the merger agreement if HALO does not raise at least $3.0 million in new equity funding prior to the effective time of the merger.
    The merger, subject to approval by Unify shareholders and certain other closing conditions, is anticipated to close within the next 90 days.
    The merger of Unify and HALO is expected to provide customers with increased services, more technical resources and a more powerful set of solutions for automating business processes and developing new applications. Upon completion of the transaction, Unify will become a wholly-owned subsidiary of HALO and join existing HALO subsidiaries, Gupta and David Corp., to deliver complementary products and services to a larger global customer base. The companies have begun developing integration plans that build on the cultural similarities, product synergies and best business practices from each organization.

    About Unify Corporation

    Unify provides business automation solutions including specialty insurance risk management applications. Unify's solutions deliver a broad set of capabilities for automating business processes, integrating existing information systems and delivering collaborative information. Through its industry expertise and market leading technologies, Unify helps organizations drive business optimization, apply governance and increase customer service. Unify is headquartered in Sacramento, Calif., with offices in London and Paris, and a worldwide network of global distributors. Contact Unify at 916-928-6400 or visit www.unify.com.

    About HALO Technology Holdings

    HALO Technology Holdings, Inc. is a global provider of a diversified range of standards-based enterprise software applications and on-demand solutions. HALO's strategy is to acquire and operate enterprise software companies with a commitment to sustainable growth. HALO portfolio companies focus on customer service, product quality and profitability to build long term customer relationships and ensure customer satisfaction today and into the future. Everyday, thousands of corporations and institutions from across the globe rely on our portfolio companies to deliver high quality, enterprise class software and services. For more information, please see our website at www.haloholdings.com.

    Legal Notice Regarding Forward-Looking Statements

    HALO Legal Notice: Shares of HALO Technology Holdings, Inc. ("HALO" or the "Company") are quoted on the Over-the-Counter Bulletin Board operated by the National Association of Securities Dealers, Inc. under the symbol "HALO". Certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those relating to future opportunities, the outlook of customers, the reception of new products and technologies, and the success of new initiatives. In particular, statements contained in this press release that concern future operating results or other statements using words such as "anticipate," "believe," "could," "estimate," "intend," "may," "plan," "project," "should" "will," "set our sights on," or "expect" constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include: (i) demand for the Company's products; (ii) the actions of current and potential new competitors; (iii) changes in technology; (iv) the nature and amount of the Company's revenues and expenses; (v) overall economic conditions and other risks detailed from time to time in the Company's periodic earnings releases and reports filed with the Securities and Exchange Commission (the "Commission") and (vi) the risks and uncertainties associated with acquisition and integration of several companies in a relatively sort period of time, as well as the risks and uncertainties discussed in the Company's Annual Report on Form 10-KSB filed with the Commission on September 28, 2005, and the Company's Quarterly Reports on Form 10-QSB filed with the Commission on November 14, 2005, February 15, 2006, and May 15, 2006.
    Unify Legal Notice: This press release contains "forward-looking statements" as that term is defined in Section 21E of the Securities Exchange Act of 1934 as amended. Forward looking statements are denoted by words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", and other variations of such words and similar expressions are intended to identify such forward-looking statements. These forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the Company's forward looking statements. Such risks and uncertainties include, but are not limited to general economic conditions in the insurance industry, computer and software industries, domestically and worldwide, the Company's ability to keep up with technological innovations in relation to its competitors, product defects or delays, developments in the Company's relationships with its customers, distributors and suppliers, changes in pricing policies of the Company or its competitors, the Company's ability to attract and retain employees in key positions and the risks and uncertainties associated with a merger of two companies. In addition, Unify's forward looking statements should be considered in the context of other risks and uncertainties discussed in the Company's SEC filings available for viewing on its web site at "Investor Relations," "SEC filings" or from the SEC at www.sec.gov.

    Additional Information Relating to the Merger and Where to Find It

    HALO and Unify will file a definitive prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by HALO and Unify with the SEC are, available free of charge at the SEC's website (www.sec.gov) or from HALO by directing a request to Investor Relations at HALO Technology Holdings, 200 Railroad Ave., Greenwich, CT 06830, 203-422-2950 or from Unify Corporation's Web site at www.unify.com. Neither this communication nor the prospectus/proxy statement, when available, will constitute an offer to issue HALO common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.
    HALO, Unify and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Unify stockholders in connection with the approval of the proposed transaction. Information about HALO's directors and executive officers is available in HALO's proxy statement, dated October 7, 2005 for its 2005 annual meeting of stockholders. Information about Unify's directors and executive officers is available in Unify's proxy statement, dated August 12, 2005 for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the definitive prospectus/proxy statement HALO and Unify will file with the SEC.


    CONTACT: Unify
             Deb Thornton, 916-928-6379
             deb@unify.com
             or
             Halo Technology Holdings
             Olessia Sibiriakova, 203-422-2950
             (Media)
             olessia@haloholdings.com
             or
             Lippert/Heilshorn & Associates (for HALO)
             Chris Witty or Jody Burfening, 212-838-3777
             (Investor Relations)
             cwitty@lhai.com